Exhibit 10.18(i)
AMENDMENT No. 9 TO LETTER OF AGREEMENT DCT-026/2003
This Amendment No. 9 to Letter of Agreement DCT-026/2003, dated as of March 11, 2010 (“Amendment 9”) relates to Letter Agreement DCT-026/2003 between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Letter Agreement”). This Amendment 9 is between Embraer and Buyer, collectively referred to herein as the “Parties”.
This Amendment 9 sets forth the further agreement between Embraer and Buyer relative to changes to Article 12 of the Letter Agreement. All capitalized terms used in this Amendment 9 and not defined herein shall have the meaning given in the Purchase Agreement, and in case of any conflict between this Amendment 9 and the Letter Agreement, the terms of this Amendment 9 shall control.
Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1. [***]
Article 12.2 shall be deleted and replaced to the Letter Agreement as follows:
[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMENDMENT No. 9 TO LETTER OF AGREEMENT DCT-026/2003
All other terms and conditions of the Letter Agreement, which are not specifically amended by this Amendment 9, shall remain in full force and effect without any change.
IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 9 to the Letter Agreement to be effective as of the date first written above.

Embraer — Empresa Brasileira de Aeronáutica S.A.		JetBlue Airways Corporation

By : Name :	/s/ Mauro Kern Junior Mauro Kern Junior	By : Name :	/s/ Mark D. Powers Mark D. Powers
Title:	Executive Vice President	Title:	SVP Treasurer
Airline Market

By : Name :	/s/ Eduardo Munhos de Campos Eduardo Munhos de Campos
Title:	Vice-President Contracts
Airline Market

Date:		Date:	03/11/10

Place:		Place:	Forest Hills, NY

Witness:	/s/ Sandra Boelter de Bestos	Witness:	/s/ Laura Kong
Name :	Sandra Boelter de Bestos	Name :	Laura Kong